ICON Leasing Fund Twelve, LLC

Portfolio Overview

SECOND QUARTER 2015

ICON Leasing Fund Twelve, LLC

Table of Contents

Table of Contents

Introduction to Portfolio Overview	1

Dispositions Following the Quarter	1

Portfolio Overview	2

Performance Analysis	5

Transactions with Related Parties	7

Financial Statements	9

Forward Looking Statements	14

Additional Information	14

ICON Leasing Fund Twelve, LLC
As of December 1, 2015

Introduction to Portfolio Overview

We are pleased to present ICON Leasing Fund Twelve, LLC's (the "Fund") Portfolio Overview for the quarter ended June 30, 2015. References to "we," "us," and "our" are references to the Fund, and references to the "Manager" are references to the manager of the Fund, ICON Capital, LLC.

The Fund raised $347,686,947 commencing with its initial offering on May 7, 2007 through the closing of its offering on April 30, 2009.  The Fund entered into its liquidation period on May 1, 2014. During the liquidation period the Fund began the orderly termination of its operations and will gradually dispose of its assets and/or allow its investments to mature in the ordinary course of business. If our Manager believes it would benefit our members to reinvest the proceeds received from sold or matured investments in additional investments during the liquidation period, our Manager may do so. Our Manager is not paid acquisition fees or management fees for additional investments initiated during the liquidation period, although management fees continue to be paid for investments that were part of our portfolio prior to the commencement of the liquidation period. During the liquidation period, you will receive distributions that are generated from the sale of our assets and the receipt of rental, finance and other income from our investments.  In some months, the distribution may be larger, in some months the distribution may be smaller, and in some months there may not be any distribution.

Dispositions Following the Quarter

The Fund disposed of the following investments after the quarter ended June 30, 2015:

VAS Aero Services, LLC
Structure:	Loan	Collateral:	Aircraft engines and related parts.
Disposition Date:	7/23/2015
The Fund's Investment:	$2,000,000
Total Proceeds Received:	$1,514,000

NARL Marketing Inc.
Structure:	Loan	Collateral:	A network of bulk fuel storage terminals, convenience store-type gas stations, including related fuel pumps, storage tanks and real estate.
Disposition Date:	8/6/2015
The Fund's Investment:	$12,000,000
Total Proceeds Received:	$13,380,000

ICON Leasing Fund Twelve, LLC

Dispositions Following the Quarter (continued)

Magnum Coal Company
Structure:	Lease	Collateral:	A Bucyrus Erie model 1570 Dragline.
Disposition Date:	8/26/2015
The Fund's Investment:	$12,461,000
Total Proceeds Received:	$17,005,000

Cenveo Corporation
Structure:	Loan	Collateral:	Printing, folding and packaging equipment used in the production of commercial envelopes.
Disposition Date:	9/30/2015
The Fund's Investment:	$11,000,000
Total Proceeds Received:	$12,716,000

Murray Energy Corporation
Structure:	Lease	Collateral:	Mining equipment.
Disposition Date:	10/29/2015
The Fund's Investment:	$4,985,000
Total Proceeds Received:	$5,602,000

Portfolio Overview

As of June 30, 2015, our portfolio consisted of the following investments:

VAS Aero Services, LLC
Structure:	Loan	Collateral:	Aircraft engines and related parts.
Maturity Date:	10/6/2014*

* As a result of certain financial difficulties, VAS was unable to repay the balance of its loan on October 6, 2014. On July 23, 2015, we sold all of our interest in the loan to GB Loan, LLC. See section entitled Dispositions Following the Quarter.
AET, Inc. Limited
Structure:	Lease	Collateral:	Two Very Large Crude Carriers.
Expiration Date:	3/29/2021

ICON Leasing Fund Twelve, LLC

Portfolio Overview (continued)

Far Shipping Pte. Ltd.*
Structure:	Lease	Collateral:	Handy-size container vessel.
Expiration Date:	12/13/2015

SITC Shipping Group*
Structure:	Lease	Collateral:	Handy-size container vessel.
Expiration Date:	12/19/2015

*Vessel was previously on charter to Vroon Group B.V.
Lubricating Specialties Company
Structure:	Loan	Collateral:	Liquid storage tanks, blending lines and packaging equipment.
Maturity Date:	8/1/2018

Murray Energy Corporation
Structure:	Lease	Collateral:	Mining equipment.
Expiration Dates:	9/30/2015
9/30/2017

Cenveo Corporation
Structure:	Loan	Collateral:	Printing, folding and packaging equipment used in the production of commercial envelopes.
Maturity Date:	10/1/2018

Magnum Coal Company
Structure:	Lease	Collateral:	A Bucyrus Erie model 1570 Dragline.
Expiration Date:	8/1/2015

ICON Leasing Fund Twelve, LLC

Portfolio Overview (continued)

Blackhawk Mining, LLC
Structure:	Lease	Collateral:	Mining equipment.
Expiration Date:	2/28/2018

SIVA Global Ships Limited			Two liquefied petroleum gas tanker vessels.
Structure:	Lease	Collateral:
Expiration Dates:	3/28/2022 4/8/2022

D&T Holdings, LLC
Structure:	Lease	Collateral:	Trucks, trailers and other equipment.
Expiration Date:	12/31/2018

Pacific Radiance Ltd.
Structure:	Lease	Collateral:	Offshore supply vessel.
Expiration Date:	6/12/2024

Premier Trailer Leasing, Inc.
Structure:	Loan	Collateral:	Trailers.
Maturity Date:	9/24/2020

Técnicas Maritimas Avanzadas, S.A. de C.V.
Structure:	Loan	Collateral:	Four platform supply vessels.
Maturity Date:	8/27/2019

ICON Leasing Fund Twelve, LLC

Portfolio Overview (continued)

NARL Marketing Inc.
Structure:	Loan	Collateral:	A network of bulk fuel storage terminals, convenience store-type gas stations, including related fuel pumps, storage tanks and real estate.
Maturity Date:	11/13/2017

Swiber Holdings Limited
Structure:	Lease	Collateral:	A 300-man accommodation and work barge.
Expiration Date:	3/23/2017

Jurong Aromatics Corporation Pte. Ltd.
Structure:	Loan	Collateral:	Equipment, plant, and machinery associated with the condensate splitter and aromatics complex located on Jurong Island, Singapore.
Maturity Date:	1/16/2021

Performance Analysis

Capital Invested as of June 30, 2015	$490,644,795
Leverage Ratio	0.42:1*
% of Receivables Collected for the Quarter Ended June 30, 2015	87.28%**
* Leverage ratio is defined as total liabilities divided by total equity.
** Collections as of October 31, 2015. The uncollected receivables relate to our investment with Técnicas Maritimas Avanzadas, S.A. de C.V.

One of our objectives is to provide cash distributions to our members. In order to assess our ability to meet this objective, unaffiliated broker dealers, third party due diligence providers and other members of the investing community have requested that we report a financial measure that can be reconciled to our financial statements and can be used to assess our ability to support cash distributions from our business operations. We refer to this financial measure as cash available from our business operations, or CABO.

CABO is not equivalent to our net operating income or loss as determined under GAAP. Rather, it is a measure that may be a better financial measure for an equipment fund because it measures cash generated by investments, net of management fees and expenses, during a specific period of time. We define CABO as the net change in cash during the period plus distributions to members and investments made during such period, less the debt proceeds used to make such investments,

ICON Leasing Fund Twelve, LLC

Performance Analysis (continued)

as well as the net proceeds from equity raised through the sale of interests during such period, if any.

We believe that CABO may be an appropriate supplemental measure of an equipment fund's performance because it is based on a measurement of cash during a specific period that excludes cash from non-business operations, such as distributions, investments and equity raised.

Presentation of this information is intended to assist unaffiliated broker dealers, third party due diligence providers and other members of the investing community in understanding the Fund's ability to support its distributions from its business operations. It should be noted, however, that no other equipment funds calculate CABO, and therefore comparisons with other equipment funds are not meaningful. CABO should not be considered as an alternative to net income (loss) as an indication of our performance or as an indication of our liquidity. CABO should be reviewed in conjunction with other measurements as an indication of our performance.

Cash Available from Business Operations, or CABO, is the cash generated by investments during a specific period of time, net of fees and expenses, excluding distributions to members, net equity raised and investments made.

Net Change in Cash per GAAP Cash Flow Statement	Business Operations Net cash flow generated by our investments, net of fees and expenses (CABO)	Non-Business Operations Net Equity Raised Cash expended to make Investments and Distributions to Members

As indicated above, the total net change in cash is the aggregate of the net cash flows from Business Operations and the net cash flows from Non-Business Operations.  By taking the total net change in cash and removing the cash activity related to Non-Business Operations (distributions, investments and equity raised), the amount remaining is the net cash available from Business Operations (net cash flows generated by investments, net of fees and expenses).

In summary, CABO is calculated as:

Net change in cash during the period per the GAAP cash flow statement
+ distributions to Members during the period
+ investments made during the period
- debt proceeds to be specifically used to make an investment
- net proceeds from the sale of Interests during the period
= CABO

ICON Leasing Fund Twelve, LLC

Performance Analysis (continued)

	Cash Available From Business Operations
	for the Period January 1, 2015 through June 30, 2015

	Cash balance at January 1, 2015	$15,410,563
	Cash balance at June 30, 2015	$6,946,690

	Net change in cash		$(8,463,873)

	Add Back:
	Distributions paid to members from January 1, 2015 through June 30, 2015		$17,701,866

	Investments made during the period
	Investment in joint ventures	$10,513
	Investment by noncontrolling interests	$(57,826)
			$(47,313)

	Cash Available from Business Operations (CABO)		$9,190,680 (1)

(1)	Cash available from business operations includes the collection of principal and interest from our investments in notes receivable and finance leases.

Transactions with Related Parties

We entered into certain agreements with our Manager and CĪON Securities, LLC, formerly known as ICON Securities, LLC ("CĪON Securities"), a wholly-owned subsidiary of our Manager and our dealer manager for our offering, whereby we pay or paid certain fees and reimbursements to those parties.  Our Manager was entitled to receive an organizational and offering expense allowance of 3.5% of capital raised up to $50,000,000, 2.5% of capital raised between $50,000,001 and $100,000,000, 1.5% of capital raised between $100,000,001 and $200,000,000, 1.0% of capital raised between $200,000,001 and $250,000,000 and 0.5% of capital raised over $250,000,000.  CĪON Securities was entitled to receive a 2% underwriting fee from the gross proceeds from sales of shares to additional members.
In accordance with the terms of our limited liability company agreement, we pay or paid our Manager (i) management fees ranging from 1% to 7% based on the type of transaction, and (ii) acquisition fees, through the end of the operating period, of 3% of the total purchase price (including indebtedness incurred or assumed and all fees and expenses incurred in connection therewith) of, or the value of the Capital Assets secured by or subject to, our investments. For a more detailed analysis of the fees payable to our Manager, please see the Fund's prospectus.
Our Manager performs certain services relating to the management of our equipment leasing and other financing activities.  Such services include, but are not limited to, the collection of lease payments from the lessees of the equipment or loan payments from borrowers, re-leasing services in connection with equipment which is off-lease, inspections of the equipment, liaising with and general supervision of lessees and borrowers to ensure that the equipment is being properly operated and maintained, monitoring performance by the lessees and borrowers of their obligations under the leases and loans, and the payment of operating expenses. Administrative expense reimbursements are costs incurred by our Manager or its affiliates that are necessary to our operations.

ICON Leasing Fund Twelve, LLC

Transactions with Related Parties (continued)

Our Manager also has a 1% interest in our profits, losses, cash distributions and liquidation proceeds. We paid distributions to our Manager of $63,788 and $177,019 for the three and six months ended June 30, 2015, respectively. We paid distributions to our Manager of $63,778 and $127,552 for the three and six months ended June 30, 2014, respectively. Additionally, our Manager's interest in the net loss attributable to us was $96,042 and $82,912 for the three and six months ended June 30, 2015, respectively. Our Manager's interest in the net income attributable to us was $564,418 and $586,058 for the three and six months ended June 30, 2014, respectively.

Fees and other expenses incurred by us to our Manager or its affiliates were as follows:

				Three Months Ended		Six Months Ended
				June 30,		June 30,
Entity	Capacity	Description		2015	2014	2015	2014
ICON Capital, LLC	Manager	Acquisition fees	(1)	$-	$2,272,500	$-	$3,884,570
ICON Capital, LLC	Manager	Management fees	(2)	319,464	599,561	704,300	1,138,751
ICON Capital, LLC	Manager	Administrative expense
		reimbursements	(2)	312,286	668,467	751,299	1,129,099
				$631,750	$3,540,528	$1,455,599	$6,152,420

(1)		Amount capitalized and amortized to operations.
(2)		Amount charged directly to operations.
At June 30, 2015 and December 31, 2014, we had a net payable due to our Manager and affiliates of $26,401 and $2,798,414, respectively, primarily related to administrative expense reimbursements. The administrative expense reimbursements incurred during the year ended December 31, 2014 included approximately $2,100,000 of professional fees and other costs in connection with our Manager's proposed sale of our assets during our liquidation period. Our Manager may continue to incur additional professional fees and costs on our behalf as it continues to pursue the sale of our assets in one or more strategic transactions.
Your participation in the Fund is greatly appreciated.
We are committed to protecting the privacy of our investors in compliance with all applicable laws. Please be advised that, unless required by a regulatory authority such as FINRA or ordered by a court of competent jurisdiction, we will not share any of your personally identifiable information with any third party.

ICON Leasing Fund Twelve, LLC

Financial Statements
(A Delaware Limited Liability Company)
Consolidated Balance Sheets

	June 30, 2015	December 31, 2014
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$6,946,690	$15,410,563
Current portion of net investment in notes receivable	6,949,503	6,482,004
Current portion of net investment in finance leases	7,128,163	12,142,423
Other current assets	1,487,875	620,599
Total current assets	22,512,231	34,655,589
Non-current assets:
Net investment in notes receivable, less current portion	44,180,979	52,238,006
Net investment in finance leases, less current portion	58,205,861	62,143,299
Leased equipment at cost (less accumulated depreciation of
$21,935,409 and $18,430,584, respectively)	69,246,950	72,751,775
Vessels (less accumulated depreciation of
$2,144,246 and $1,286,547, respectively)	17,408,978	18,266,677
Investment in joint ventures	18,060,464	25,235,827
Other non-current assets	2,789,699	2,138,020
Total non-current assets	209,892,931	232,773,604
Total assets	$232,405,162	$267,429,193
Liabilities and Equity
Current liabilities:
Current portion of non-recourse long-term debt	$7,500,522	$7,332,765
Deferred revenue	127,025	167,813
Due to Manager and affiliates, net	26,401	2,798,414
Accrued expenses and other current liabilities	719,994	1,941,246
Total current liabilities	8,373,942	12,240,238
Non-current liabilities:
Non-recourse long-term debt, less current portion	48,115,352	51,863,021
Seller's credits	12,516,606	12,295,998
Other non-current liabilities	150,000	150,000
Total non-current liabilities	60,781,958	64,309,019
Total liabilities	69,155,900	76,549,257

Commitments and contingencies

Equity:
Members' equity:
Additional members	137,226,974	162,960,082
Manager	(1,725,174)	(1,465,243)
Total members' equity	135,501,800	161,494,839
Noncontrolling interests	27,747,462	29,385,097
Total equity	163,249,262	190,879,936
Total liabilities and equity	$232,405,162	$267,429,193

ICON Leasing Fund Twelve, LLC

Financial Statements
(A Delaware Limited Liability Company)
Consolidated Statements of Comprehensive (Loss) Income (unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2015	2014	2015	2014
Revenue and other income:
Finance income	$3,498,451	$58,463,355	$7,163,516	$61,938,747
Rental income	3,532,158	2,609,028	7,064,315	6,640,999
Time charter revenue	1,593,787	1,460,867	2,965,098	1,460,867
(Loss) income from investment in joint ventures	(7,279,778)	1,204,994	(6,682,551)	1,844,350
Loss on lease termination	-	(18,800)	-	(18,800)
Total revenue and other income	1,344,618	63,719,444	10,510,378	71,866,163
Expenses:
Management fees	319,464	599,561	704,300	1,138,751
Administrative expense reimbursements	312,286	668,467	751,299	1,129,099
General and administrative	616,048	487,545	1,523,095	1,574,065
Interest	1,030,421	1,558,245	2,080,411	2,983,221
Depreciation	2,181,075	1,227,615	4,362,524	3,114,154
Credit loss, net	4,486,313	-	4,848,978	-
Vessel operating	924,100	1,369,672	2,420,756	1,369,672
Loss on derivative financial instruments	-	365,467	-	329,190
Total expenses	9,869,707	6,276,572	16,691,363	11,638,152
Net (loss) income	(8,525,089)	57,442,872	(6,180,985)	60,228,011
Less: net income attributable to noncontrolling interests	1,079,066	1,001,041	2,110,188	1,622,162
Net (loss) income attributable to Fund Twelve	(9,604,155)	56,441,831	(8,291,173)	58,605,849
Other comprehensive income:
Change in fair value of derivative financial instruments	-	-	-	282,919
Reclassification adjustment for losses on derivative
financial instruments due to early termination	-	346,668	-	346,668
Currency translation adjustment during the period	-	-	-	(7)
Total other comprehensive income	-	346,668	-	629,580
Comprehensive (loss) income	(8,525,089)	57,789,540	(6,180,985)	60,857,591
Less: comprehensive income attributable to noncontrolling interests	1,079,066	1,001,041	2,110,188	1,622,162
Comprehensive (loss) income attributable to Fund Twelve	$(9,604,155)	$56,788,499	$(8,291,173)	$59,235,429

Net (loss) income attributable to Fund Twelve allocable to:
Additional members	$(9,508,113)	$55,877,413	$(8,208,261)	$58,019,791
Manager	(96,042)	564,418	(82,912)	586,058
	$(9,604,155)	$56,441,831	$(8,291,173)	$58,605,849
Weighted average number of additional shares of limited liability
company interests outstanding	348,335	348,335	348,335	348,335
Net (loss) income attributable to Fund Twelve per weighted average
additional share of limited liability company interests outstanding	$(27.30)	$160.41	$(23.56)	$166.56

ICON Leasing Fund Twelve, LLC

Financial Statements
(A Delaware Limited Liability Company)
Consolidated Statements of Changes in Equity

	Members' Equity
	Additional
	Shares of
	Limited Liability			Total
	Company	Additional		Members'	Noncontrolling	Total
	Interests	Members	Manager	Equity	Interests	Equity
Balance, December 31, 2014	348,335	$162,960,082	$(1,465,243)	$161,494,839	$29,385,097	$190,879,936
Net income	-	1,299,852	13,130	1,312,982	1,031,122	2,344,104
Distributions	-	(11,209,831)	(113,231)	(11,323,062)	(2,099,276)	(13,422,338)
Balance, March 31, 2015 (unaudited)	348,335	153,050,103	(1,565,344)	151,484,759	28,316,943	179,801,702
Net (loss) income	-	(9,508,113)	(96,042)	(9,604,155)	1,079,066	(8,525,089)
Distributions	-	(6,315,016)	(63,788)	(6,378,804)	(1,706,373)	(8,085,177)
Investment by noncontrolling interests	-	-	-	-	57,826	57,826
Balance, June 30, 2015 (unaudited)	348,335	$137,226,974	$(1,725,174)	$135,501,800	$27,747,462	$163,249,262

ICON Leasing Fund Twelve, LLC

Financial Statements
(A Delaware Limited Liability Company)
Consolidated Statements of Cash Flows (unaudited)

	Six Months Ended June 30,
	2015	2014
Cash flows from operating activities:
Net (loss) income	$(6,180,985)	$60,228,011
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Finance income	(3,567,083)	(59,567,812)
Rental income paid directly to lenders by lessees	-	(1,088,550)
Loss (income) from investment in joint ventures	6,682,551	(1,844,350)
Depreciation	4,362,524	3,114,154
Interest expense on non-recourse financing paid directly to lenders by lessees	-	63,647
Interest expense from amortization of debt financing costs	90,591	509,962
Net accretion of seller's credits	220,608	610,270
Credit loss, net	4,848,978	-
Net loss on lease termination	-	18,800
Loss on derivative financial instruments	-	520,932
Changes in operating assets and liabilities:
Collection of finance leases	8,243,952	10,563,900
Other assets	(1,609,546)	(1,225,986)
Accrued expenses and other current liabilities	(1,221,252)	410,264
Deferred revenue	(40,788)	(333,729)
Interest rate swaps	-	(698,318)
Due to Manager and affiliates, net	(2,772,013)	(145,875)
Distributions from joint ventures	57,017	70,199
Net cash provided by operating activities	9,114,554	11,205,519
Cash flows from investing activities:
Purchase of equipment	-	(58,894,722)
Proceeds from exercise of purchase options	144,521	106,964,516
Investment in joint ventures	(10,513)	(25,756)
Distributions received from joint ventures in excess of profits	446,308	2,221,191
Investment in notes receivable, net	-	(3,955,500)
Principal received on notes receivable	6,870,858	22,317,284
Net cash provided by investing activities	7,451,174	68,627,013
Cash flows from financing activities:
Proceeds from non-recourse long-term debt	-	7,500,000
Repayment of non-recourse long-term debt	(3,579,912)	(49,046,901)
Proceeds from revolving line of credit, recourse	-	10,000,000
Payment of debt financing costs	-	(400,000)
Repayment of seller's credits	-	(210,000)
Investment by noncontrolling interests	57,826	16,356,266
Distributions to noncontrolling interests	(3,805,649)	(2,577,818)
Distributions to members	(17,701,866)	(12,755,179)
Net cash used in financing activities	(25,029,601)	(31,133,632)
Effects of exchange rates on cash and cash equivalents	-	(7)
Net (decrease) increase in cash and cash equivalents	(8,463,873)	48,698,893
Cash and cash equivalents, beginning of period	15,410,563	13,985,307
Cash and cash equivalents, end of period	$6,946,690	$62,684,200

ICON Leasing Fund Twelve, LLC

Financial Statements
(A Delaware Limited Liability Company)
Consolidated Statements of Cash Flows (unaudited) (continued)

	Six Months Ended June 30,
	2015	2014
Supplemental disclosure of cash flow information:
Cash paid for interest	$1,759,616	$1,601,006
Supplemental disclosure of non-cash investing and financing activities:
Principal and interest on non-recourse long-term debt paid directly to lenders by lessees	$-	$1,088,550
Funds withheld from seller on asset acquisition	$-	$500,000
Vessels purchased with non-recourse long-term debt paid directly to seller	$-	$50,800,000
Vessels purchased with subordinated non-recourse financing provided by seller	$-	$7,786,104
Satisfaction of seller's credits netted at sale	$-	$40,863,178
Reclassification of leased equipment to Vessels	$-	$19,190,776
Debt financing costs netted at funding	$-	$520,800
Investment by noncontrolling interests	$-	$885,593
Interest reserve net against principal repayment of note receivable	$-	$206,250

ICON Leasing Fund Twelve, LLC
Forward Looking Statements

 Certain statements within this document may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 ("PSLRA"). These statements are being made pursuant to the PSLRA, with the intention of obtaining the benefits of the "safe harbor" provisions of the PSLRA, and, other than as required by law, we assume no obligation to update or supplement such statements. Forward-looking statements are those that do not relate solely to historical fact. They include, but are not limited to, any statement that may predict, forecast, indicate or imply future results, performance, achievements or events. You can identify these statements by the use of words such as "may," "will," "could," "anticipate," "believe," "estimate," "expect," "continue," "further," "plan," "seek," "intend," "predict" or "project" and variations of these words or comparable words or phrases of similar meaning. These forward-looking statements reflect our current beliefs and expectations with respect to future events and are based on assumptions and are subject to risks and uncertainties and other factors outside our control that may cause actual results to differ materially from those projected. We undertake no obligation to update publicly or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

Additional Information

"Total Proceeds Received," as referenced in the section entitled Dispositions Following the Quarter, does not include proceeds received to satisfy indebtedness incurred in connection with the investment, if any, or the payment of any fees or expenses with respect to such investment.

A detailed financial report on SEC Form 10-Q or 10-K (whichever is applicable) is available to you.  It is typically filed either 45 or 90 days after the end of a quarter or year, respectively.  Usually this means a filing will occur on or around March 31, May 15, August 14, and November 14 of each year.  It contains financial statements and detailed sources and uses of cash plus explanatory notes.  You are always entitled to these reports.  Please access them by:
·	Visiting www.iconinvestments.com, or
·	Visiting www.sec.gov, or
·	Writing us at: Angie Seenauth c/o ICON Investments, 3 Park Avenue, 36th Floor, New York, NY 10016

We do not distribute these reports to you directly in order to keep our expenses down as the cost of mailing this report to all investors is significant.  Nevertheless, the reports are immediately available upon your request.